UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 14, 2012

CYTOCORE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-00935	36-4296006
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

414 North Orleans Street, Suite 510

Chicago, IL 60654

(Address of principal executive offices) (Zip Code)

(312) 222-9550

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2012, Clint H. Severson resigned his position as a director of Cytocore, Inc. (the “Company,” “we” or “us”). Mr. Severson also served as a member of our audit committee. Mr. Severson’s resignation was not a result of any disagreement with us over policies, practices, or procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytocore, Inc.

Date: February 21, 2012	By:	/s/ Robert McCullough, Jr.
Robert McCullough, Jr. Chief Executive Officer and Chief Financial Officer